SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


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                              FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  October 1, 1998
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                      TEXAS INSTRUMENTS INCORPORATED
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          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
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     (State of Incorporation)           (Commission File No.)


                                75-0289970
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                   (I.R.S. Employer Identification No.)


                           8505 Forest Lane,
               P. O. Box 660199, Dallas, Texas      75266-0199
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            (Address of principal executive offices)(Zip Code)


      Registrant's telephone number, including area code (972) 995-3773
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ITEM 5.   Other Events.

     The information set forth in the Registrant's news release dated October 1, 1998 (attached hereto as Exhibit 21) is incorporated herein by reference to such news release.

ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

               21            Registrant's news release
                             dated October 1, 1998


                              SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By: /s/ O. WAYNE COON
                                     -----------------------
                                     O. Wayne Coon
                                     Vice President and
                                     Assistant Secretary

Date: October 1, 1998


                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
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     21             Registrant's news release           E
                    dated October 1, 1998